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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 31, 2003



                        Commission File Number 001-14273


                             CORE LABORATORIES N.V.
             (Exact name of Registrant as specified in its charter)


         The Netherlands                          Not Applicable
  (State or other jurisdiction            (I.R.S. Employer Identification No.)
of incorporation or organization)


          Herengracht 424
          1017 BZ Amsterdam
          The Netherlands                         Not Applicable
 (Address of principal executive offices)           (Zip Code)


      Registrant's telephone number, including area code: (31-20) 420-3191



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Item 5.   Other Events

         On March 31, 2003, Core Laboratories N.V. issued the press release filed herewith as Exhibit 99.1.




Item 7.   Financial Statements and Exhibits

         (c) Exhibits.

         99.1      Press release date March 31, 2003.













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                                    SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                 CORE LABORATORIES N.V.




                             /s/ Richard L. Bergmark
                           -----------------------------------------
                                 Executive Vice President,
                                 Chief Financial Officer, Treasurer
                                 and Supervisory Director



March 31, 2003